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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                January 30, 2003
                Date of report (Date of earliest event reported)


                            JAG Media Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


      Nevada                       000-28761                 88-0380546
      ------                       ---------                 ----------
      (State or Other       (Commission File Number)       (IRS Employer
      Jurisdiction of                                   Identification No.)
      Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida            33433
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(Address of Principal Executive Offices)                     (Zip Code)


                                 (561) 393-0605
                                 --------------
              (Registrant's telephone number, including area code)



                            ------------------------
             (Former Name or Address, if Changed Since Last Report)


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Item 5.  Other Events.

On January 30, 2003, JAG Media Holdings, Inc. (the "Company") issued a press release announcing an update regarding the status of its implementation of custody only trading. A copy of the press release of the Company dated January 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

99.1     Press Release of the Company, dated January 30, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JAG Media Holdings, Inc.


Date: January 30, 2003                       By: /s/ Thomas J. Mazzarisi
                                                 -------------------------------
                                             Name:  Thomas J. Mazzarisi
                                             Title: Executive Vice President
                                                    and Chief Financial Officer


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                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.    Description                                                Page
-----------    -----------                                                ----

99.1           Press Release of the Company, dated January 30, 2003.      5


                                       4